UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	March 6, 2008

U.S. AUTO PARTS NETWORK, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33264		68-0623433
(State or other jurisdiction of corporation)	(Commission File Number)		(IRS Employer Identification No.)

17150 South Margay Avenue, Carson, CA			90746
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code		(310) 735-0085

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On March 6, 2008, U.S. Auto Parts Network, Inc. issued a press release announcing its financial results for the quarter and year ended December 31, 2007. A copy of the press release is furnished herewith as Exhibit No. 99.1.

The information contained in Item 2.02 and in Item 9.01 and in Exhibit 99.1 attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, regardless of any general incorporation language contained in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release, dated March 6, 2008, of U.S. Auto Parts Network, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  March 6, 2008        U.S. AUTO PARTS NETWORK, INC.

                            By:  /s/ MICHAEL J. MCCLANE
 Michael J. McClane
 Chief Financial Officer, Executive Vice President of Finance, Treasurer and Secretary